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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 13, 1998, appearing on page F-2 of Paxson Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP



Ft. Lauderdale, Florida
February 12, 1999